LICENSE AMENDMENT AGREEMENT

  This Agreement made this 25th day of September, 2003.


  BETWEEN:

                 COMMGUARD INC., a Nevada corporation having its registered office at 50 West Liberty, Suite 880, Reno Nevada 89501

                 (hereinafter referred to as "CommGuard")

                  OF     THE  FIRST PART

  AND:
                 INFOTEC   BUSINESS  SYSTEMS,  INC.,    a   Nevada
          corporation having its registered office at 50 West Liberty, Suite 880, Reno Nevada 89501

                 (hereinafter referred to as  "Infotec")

                            OF  THE  SECOND  PART

  AND:
                 CTEC  SECURITY  SOLUTIONS  INC.,   a  Canada  cor
          poration having its registered office at 675 West Hastings Street, Suite 200, Vancouver B.C. V6B 1N2

                 (hereinafter referred to as "CTEC")

                   OF     THE  THIRD PART




     WHEREAS the parties hereto have entered into a Licencing Agreement dated July 8, 2003 (the License Agreement), a copy of which is included as Appendix I hereto, which among other things provides for Infotec's appointment as a CommGuard Licensee and a CommGuard Trust Environment Member and sets out the terms and conditions of such license and membership.

     AND WHEREAS the parties hereto have reached agreement to expand the territory in which Infotec may solicit and service Customers of the Products and Services.

     NOW THEREFORE this Agreement witnesses that in consideration of the premises, and of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged the parties hereto have agreed to and do hereby agree as follows:


  1.     AMENDMENT TO LICENSE AGREEMENT

  1.01 The parties hereto agree, subject to the terms and conditions of this Agreement, to amend the License Agreement effective September 25, 2003 (the Amendment Effective Date) to incorporate and include therein the changes and amendments set out in this Agreement.

  2.     INTERPRETATION

  2.01 Terms used in this Agreement shall, unless the context requires otherwise or the term is otherwise defined herein, have the meanings set out in Section 1.01 of the Licensing Agreement.

  2.02 The headings appearing in this Agreement have been inserted for convenience of reference only and in no way define, limit, or enlarge the scope or meaning of the provisions of this Agreement.

  2.03 All references to any party, whether a party to this Agreement or not, will be read with such changes in number and gender as the context or reference requires.

  2.04 The terms this Agreement, hereof, herein, hereby, hereto, and similar terms refer to this Agreement, including the Schedules hereto and any amendments hereto, and not to any particular Section or other part of this Agreement. References to particular Sections are to Sections of this Agreement unless another document is specified.


  3.     AMENDMENT OF DEFINITIONS

  3.01 The definition of the term Territory set out in Section 1.01 of the License Agreement shall be amended to hereafter read:

  Territory means the United States of America and all other countries of the world in which Infotec may conduct business and sell and service the Products and Services.

  3.02 The definition of the term Licensee set out in Section 1.01 of the License Agreement shall be amended to hereafter read:

  Licensee   means  Infotec  and any other Licensee  of  the  Products  and
  Services throughout the world, and for greater certainty, includes CTEC and CommGuard.

  3.03 The definitions set out in Section 1.01 of the License Agreement shall include the following:

  CommGuard Digital Certificate means digital certificates issued by Infotec under the CommGuard brand and includes digital certificates issued by Infotec to Customers under white label or other brands.

  3.04 The definition of the term Customer set out in Section 10.01 of the License Agreement shall be amended to hereafter read:

  Customer means the Customer of any Licensee and includes any contact or selling opportunity of any Licensee that it has identified and contacted within a period of eighteen (18) months.


  4.     TRANSFER OF CUSTOMERS

  4.01 The parties agree to amend the CTEC agrees to provide Infotec with its customer list and will assist Infotec in an orderly transfer of CTEC's Customers to Infotec.

  4.01 CTEC agrees to provide Infotec with its customer list and will assist Infotec in an orderly transfer of Customers to Infotec and such Customers will, provided they accept the said transfer, thereafter be considered Customers of Infotec.

  4.02 For the purpose of Section 4.01, Customers shall exclude all individuals or organizations with special relationships with CTEC; those requiring Canadian ownership in their business relationships; and those customers that Infotec is not otherwise permitted to do business with, or chooses not to do business with; and for greater certainty, shall exclude all contacts, customers or potential customers of CTEC's not determined to be customers of the Products and Services.

  4.04 The provisions of Section 10.3 of the License Agreement shall be amended by deleting:


            10.3 During the currency of this Agreement and any renewals under Section 5 for territory outside of the Territory and for the Subsequent Period world wide, and replacing it with:


        10.03 During the Time Period, Infotec shall not:


5.    AMENDED LICENSE FEE

5.01 The provisions of Section 4.01 of the License Agreement shall be amended to include the amount of $0.25 for each CommGuard Digital Certificate issued and in force at any time during the Sales Month.

5.02 The parties agree that the License Fee determined for any calendar month shall not exceed the amount of FIFTEEN (15%) PERCENT of Infotec's Net Sales and Revenue for any calender month.

5.03 Infotec may request a specific reduction in the License Fee for specific accounts, vertical markets or specific applications or product packages in order to competitively price the Products and Services, provided, that such request is in writing and specifies as a minimum: the specific accounts, vertical markets or specific applications or product packages; the specified reduction requested; an analysis of the competitive case for the specified reduction requested; and the duration of that such special arrangement shall persist. CTEC agrees to consider such request reasonably and to reply within five (5) business days from the date of receipt of such request and may approve, vary or deny such request at its sole discretion, with or without reasons or other explanations.


6.    GENERAL TERMS AND CONDITIONS

6.01 Assignment Infotec acknowledges and agrees that it may not assign, mortgage, encumber, sell or otherwise transfer, dispose or hypothecate its interest or interests hereunder to others (the Assignees) without the prior written consent of CTEC.

6.02 Currency For the purposes of this Agreement, all amounts represented herein are expressed in the functional currency of the United States of America and all references to dollar or currency amounts shall be read as references to the currency of the United States of America.

6.03    Headings   The  headings  are for convenience  only,  and  are  not
  intended to be full or precise descriptions of the text to which they refer and shall not be considered part of this Agreement.

6.04 Notice Notice to either of the parties may be made and shall be deemed delivered and received when sent by first class mail or hand delivered to each party at the address set forth above or to such other address or by some other means, as any party may provide Notice to all of the other parties hereto.

6.05     Nature  of  Relationship   The  parties  to  this  Agreement   are
  independent contractors. This Agreement shall not create or be construed as creating a co-ownership, partnership, joint venture, or, except as expressly set out herein, agency relationship between CommGuard and Infotec. Except as expressly set out in this Agreement, neither party shall hold itself out as having any authority to incur, assume, or create, orally or in writing, any liability, obligation or undertaking of any kind in the name of, or on behalf of, or in any way binding upon, the other. Each party hereto shall bear its own costs in performing under this Agreement.

6.06 Force Majeure Except for payment and indemnity obligations hereunder, if either of the parties becomes unable to carry out the whole or any part of its obligations under this Agreement for any reasons beyond its control including acts of God, acts of governmental authorities, strikes, war, riots or any other cause of such nature (Force Majeure Event), then the performance of the obligations of the affected party (the Affected Party) shall be excused during the continuance of any inability so caused, but such inability shall, as far as possible, be remedied with all reasonable dispatch. Either party shall give immediate notice to the other party upon becoming aware of an Event of Force Majeure. If an Event of Force Majeure continues for a period exceeding thirty (30) days or such other period as is mutually agreed to by the parties, the other party may terminate this Agreement immediately by giving the Affected Party written notice of its decision to do so.

6.07    Enurement   This  Agreement shall enure to the benefit  of  and  be
  binding upon the parties hereto and their respective successors and permitted assigns.

6.08 Entire Agreement This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no general or specific warranties, representations or other agreements by or among the parties in connection with the entering into of this Agreement or the subject matter thereof except as specifically set forth herein.

6.09 Jurisdiction This Agreement shall be governed by and in construed accordance with the laws of the Province of British Columbia.

6.10 Severability If any provisions of this Agreement are held unenforceable or invalid by a Court of competent jurisdiction, the parties hereto acknowledge and agree that the enforceability or validity of the remaining provisions shall not be affected thereby.

6.11 Survival Notwithstanding any enquiry or investigation by the Purchaser, the representation and warranties of the Vendor contained in this Agreement shall survive its closing of the transactions contemplated by this Agreement and shall continue in full force for the benefit of the Purchaser thereafter.

The provisions of Sections 4 and 5 shall survive the termination of this Agreement.

6.12   Time of the Essence  Time shall be of the essence in this Agreement.


IN  WITNESS WHEREOF THE PARTIES have hereunto set their hands and Corporate
  Seals, duly attested to be the hands of their properly authorized officers in their behalf on the day and year first above written.


Signed for on behalf of
COMMGUARD INC.
By its authorized signatory



Per:/s/ Bram Solloway
  Bram Solloway, President



Signed for on behalf of
INFOTEC BUSINESS SYSTEMS, INC.
By its authorized signatory



Per: /s/ Robert Danvers
  Robert Danvers, President



Signed for on behalf of
CTEC SECURITY SOLUTIONS INC.
By its authorized signatory



Per: /s/ Bram Solloway
  Bram Solloway, President